UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2015

TTM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-31285	91-1033443
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1665 Scenic Avenue, Suite 250 Costa Mesa, California		92626
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 327-3000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Credit Facilities

In connection with the execution of the previously announced Agreement and Plan of Merger, dated as of September 21, 2014 (the “Merger Agreement”), by and among TTM Technologies, Inc. (the “Company”), Viasystems Group, Inc., a Delaware corporation (“Viasystems”), and Vector Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), the Company entered into a debt commitment letter, dated as of September 21, 2014 (the “Original Commitment Letter”), with JPMorgan Chase Bank, N.A. (“JPMCB”), J.P. Morgan Securities LLC (“JPMorgan Securities”), and Barclays Bank PLC (“Barclays”), as amended by the Amended and Restated Commitment Letter, dated as of October 23, 2014 (collectively with the Original Commitment Letter, the “Commitment Letters”), with JPMCB, JPMorgan Securities, Barclays, The Royal Bank of Scotland plc (“RBS”), and HSBC Bank USA, N.A. to provide (i) a senior secured asset-based revolving facility (the “ABL Facility”) in an aggregate amount of up to $150 million and (ii) a senior secured term loan facility (the “Term Loan Facility” and, together with the ABL Facility, the “Credit Facilities”) in an aggregate amount of up to $1,115 million, each on the terms and subject to the conditions set forth in the Commitment Letters. The Commitment Letters were previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on September 22, 2014, and Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on October 27, 2014, both of which are incorporated herein by reference.

On May 31, 2015, the Company entered into (a) the Term Loan Credit Agreement, by and among the Company, as Borrower, the several Lenders from time to time parties thereto, JPMCB, as Administrative Agent, Barclays, as Syndication Agent, and RBS and HCBS Securities (USA) Inc. (“HSBC Securities”), as Documentation Agents (the “Term Loan Credit Agreement”), and (b) the ABL Credit Agreement, by and among the Company, as Borrower, the several Lenders from time to time parties thereto, JPMCB, as Administrative Agent, Barclays, as Syndication Agent, and RBS and HSBC Securities, as Documentation Agents (the “ABL Credit Agreement” and together with the Term Loan Credit Agreement, the “Credit Agreements”). Other than specified immaterial domestic subsidiaries, each of the Company’s direct and indirect, existing and future, domestic subsidiaries, including Viasystems after the closing of the Merger (as defined below), are guarantors under the Credit Agreements. Subject to earlier termination, the Term Loan Credit Agreement terminates on May 31, 2021, and the ABL Credit Agreement terminates on May 31, 2020. In connection with the closing of the Merger, the Company borrowed an aggregate amount of $950 million under the Term Loan Facility and $80 million under the ABL Facility in order to provide funding for, among other things, the cash consideration to be paid to the Viasystems’ stockholders, the refinancing of existing Viasystems indebtedness, the refinancing of existing indebtedness of certain of the foreign subsidiaries of the Company, and to pay fees and expenses related to the Merger.

The Company may, at its option, prepay any borrowings under the Term Loan Credit Agreement, in whole or in part, at any time and from time to time without premium or penalty (except in certain circumstances). Pursuant to the Term Loan Credit Agreement, the Company is required to repay the aggregate outstanding principal amount of the borrowings under the Term Loan Credit Agreement in quarterly installments, commencing October 1, 2015, and ending with the last such day to occur prior to the maturity date specified in the Term Loan Credit Agreement, in an aggregate amount for each such date equal to the aggregate principal amount of the Term B Loans (as defined in the Term Loan Credit Agreement) outstanding on the Closing Date (as defined in the Term Loan Credit Agreement) (as such amount shall be adjusted pursuant to Section 2.17(b) of the Term Loan Credit Agreement) multiplied by the percentage set forth below opposite such date:

Repayment Date	Repayment Percentage
October 1, 2015	0.25%
January 1, 2016	0.25%
April 1, 2016	0.25%
July 1, 2016	0.25%
October 1, 2016	1.00%
January 1, 2017	1.00%

April 1, 2017	1.00%
July 1, 2017	1.00%
October 1, 2017 and thereafter	1.25%

The remainder of the outstanding principal balance under the Term Loan Credit Agreement is repayable on the maturity date specified in the Term Loan Credit Agreement. The Company may add one or more incremental term loan facilities to the Term Loan Facility, subject to certain conditions. The Company may elect that any loan under the Term Loan Credit Agreement bear interest at a rate per annum equal to (a) the ABR plus the Applicable Margin or (b) the Eurodollar Rate plus the Applicable Margin, each as defined in the Term Loan Credit Agreement. Amounts repaid or prepaid by the Company with respect to the loans under the Term Loan Credit Agreement cannot be reborrowed. In addition, the Company must make mandatory prepayments of principal under the Term Loan Credit Agreement upon the occurrence of certain specified events, including certain asset sales, debt issuances, and receipt of annual Excess Cash Flow (as defined in the Term Loan Credit Agreement).

The ABL Facility is available on a revolving basis from the closing of the Merger to the maturity date specified in the ABL Credit Agreement. Availability under the ABL Facility is subject to the Borrowing Base (as defined in the ABL Credit Agreement). A portion of the ABL Facility of up to $75 million is available for the issuance of letters of credit, and a portion of the ABL Facility not in excess of $30 million is available for swingline loans, from JPMCB. The Company may also increase commitments under the ABL Facility in an aggregate principal amount of up to $50 million by obtaining additional commitments from lenders or other entities (subject to approval). The Company may elect that borrowings under the ABL Facility bear interest at a rate per annum equal to (a) the ABR plus the Applicable Margin or (b) the Eurodollar Rate plus the Applicable Margin, each as defined in the ABL Credit Agreement, except that swingline loans must bear interest at ABR plus the Applicable Margin. The Company may, at its option, prepay any borrowings under the ABL Facility, in whole or in part, at any time and from time to time without premium or penalty. The Company must make mandatory prepayments if at any time the aggregate amount of outstanding borrowings under the ABL Facility, unreimbursed letter of credit drawings and undrawn letters of credit exceeds the lesser of the aggregate ABL Commitments and the Borrowing Base (each as defined in the ABL Credit Agreement).

The Credit Agreements contain certain customary representations, warranties, and covenants of the Company for the benefit of the applicable administrative agent and the applicable lenders thereunder. The Credit Agreements also contain certain financial covenants, which require the Company to maintain a specified consolidated leverage ratio (in the case of the Term Loan Credit Agreement) and a consolidated fixed charge coverage ratio (in the case of the ABL Credit Agreement), provided that the financial covenant under the ABL Credit Agreement is only applicable under certain circumstances, such as when availability falls below a certain threshold. The Company’s obligations under the Credit Facilities may be accelerated or the commitments terminated upon the occurrence of events of default under the Credit Agreements, which include payment defaults, defaults in the performance of affirmative and negative covenants, the inaccuracy of representations or warranties, bankruptcy and insolvency related defaults, cross defaults to other material indebtedness, defaults arising in connection with changes in control, and other customary events of default. The occurrence of an event of default under the ABL Facility (other than a payment event of default) will not constitute an event of default under the cross-default provisions of the Term Loan Facility, however, unless the amount outstanding under the ABL Facility exceeds $25 million and until the earliest of (x) 30 days after the date of such event of default (during which period such event of default is not waived or cured), (y) the acceleration of the obligations under the ABL Facility, or (z) the exercise of secured creditor remedies by the Administrative Agent under the ABL Credit Agreement and/or the lenders under the ABL Credit Agreement as a result of such event of default.

The foregoing summary of the Credit Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full texts of the Term Loan Credit Agreement and the ABL Credit Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Registration Rights Agreement

In connection with the execution of the Merger Agreement, the Company entered into a Registration Rights Agreement Memorandum of Understanding (the “Registration Rights MOU”), by and among (i) the Company, (ii) Hicks, Muse, Tate & Furst Equity Fund III, L.P., HM3 Coinvestors, L.P., HMTF Equity Fund IV (1999), L.P., HMTF Private Equity Fund IV (1999), L.P., Hicks, Muse PG-IV (1999), C.V., HM 4-P (1999) Coinvestors, L.P., and HM 4-EQ (1999) Coinvestors, L.P. (together, the “HM Funds”), and (iii) GSC Recovery II, L.P. and GSC Recovery IIA, L.P. (together, the “BD Funds”), dated September 21, 2014. Pursuant to the Registration Rights MOU, the parties thereto agreed to enter into a registration rights agreement (the “Final Agreement”) prior to the Closing (as defined in the Merger Agreement). The Registration Rights MOU was previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on September 22, 2014, and is incorporated herein by reference.

In connection with the Closing of the Merger, the Company entered into the Final Agreement with the HM Funds and the BD Funds as of May 31, 2015, consistent with the Registration Rights MOU. The Final Agreement provides for a priority period of 90 days commencing as of the date of filing of the Company’s Current Report on Form 8-K that includes the required historical and pro forma financial statements (such period, the “HM/BD Priority Period”). During the HM/BD Priority Period (and if the HM Funds or the BD Funds have exercised the demand registration right discussed below, following the HM/BD Priority Period until completion of such offering), (i) each of the HM Funds and the BD Funds will be entitled to exercise a single demand registration right for the resale of their shares, (ii) each of Su Sih (BVI) Limited (“SSL”) and Mr. Tang Hsiang Chien (“Mr. Tang” and together with SSL and their respective affiliates, the “Tangs”) will agree not to make a registration demand and the Company will agree not to permit exercise by the Tangs of a registration demand, (iii) the Company will otherwise provide for “clear markets,” and (iv) the Tangs (as well as the HM Funds and the BD Funds) will have piggyback registration rights relating to any demand by the HM Funds or the BD Funds (provided that if the underwriters for such an offering limit the number of shares that may be included for any reason and the Tangs have exercised their piggyback registration rights, then each of the Tangs, the HM Funds and the BD Funds will be cut back in proportion to their ownership).

The Final Agreement also provides that during the two-year period commencing after termination of the HM/BD Priority Period, each of the HM Funds and the BD Funds will (i) to the extent not exercised during the HM/BD Priority Period, continue to have its single demand registration right, and (ii) have piggyback registration rights.

The foregoing summary of the Final Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Final Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the execution of the Merger Agreement, the Company entered into a Voting Agreement (the “HM Voting Agreement”) with the HM Funds and a Voting Agreement (the “BD Voting Agreement” and, together with the HM Voting Agreement, the “Voting Agreements”) with the BD Funds (collectively with the HM Funds, the “Stockholders”), pursuant to which each Stockholder agreed, among other things, to vote such Stockholder’s shares of Viasystems common stock (the “Common Stock”) in favor of the Merger and the Merger Agreement. In addition, each Stockholder agreed that it would not sell or transfer shares of Common Stock beneficially owned by them as of September 21, 2014 or acquired since such date, except in certain limited circumstances. The Voting Agreements also gave the Company an irrevocable proxy with respect to the Common Stock, which proxy allowed the Company to vote the shares of Common Stock subject to the Voting Agreements in favor of the Merger and the Merger Agreement.

Pursuant to the terms of the Voting Agreements, the Voting Agreements and the irrevocable proxy granted to the Company were terminated as of the Effective Time (as defined below).

The foregoing summary of the Voting Agreements does not purport to be complete and is subject to and qualified in its entirety by, the full text of the HM Voting Agreement attached as Exhibit 10.1 and the full text of the BD Voting Agreement attached as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on September 22, 2014, both of which are incorporated by reference into this Item 1.02.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On May 31, 2015, pursuant to the terms of the Merger Agreement, the Company completed the previously announced acquisition of Viasystems through the merger of Merger Sub with and into Viasystems, with Viasystems continuing as the surviving corporation (the “Merger”). As a result of the Merger, Viasystems became a wholly owned subsidiary of the Company. At the effective time of the Merger (the “Effective Time”), each share of Common Stock issued and outstanding immediately prior to the Effective Time (other than shares (i) held in treasury of Viasystems, (ii) owned, directly or indirectly, by a wholly owned subsidiary of Viasystems, the Company, or Merger Sub, or (iii) owned by stockholders who have perfected and not withdrawn a demand for appraisal rights under Delaware law) was automatically converted into the right to receive a combination of (a) $11.33 in cash, without interest, and (b) 0.706 of a share of validly issued, fully paid and nonassessable common stock, par value $0.001 per share, of the Company (together, the “Merger Consideration”).

The Company used borrowings of $1,030 million under the Credit Facilities, consisting of $950 million under the ABL Facility and $80 million under the Term Loan Facility, to fund the cash portion of the Merger Consideration as well as to (i) refinance certain debt of Viasystems, (ii) refinance certain debt of certain of the foreign subsidiaries of the Company, and (iii) pay fees and expenses related to the Merger.

The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 22, 2014, and which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item is included in Item 1.01 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On May 29, 2015, the Company issued a press release announcing the filing of the certificate of merger in connection with the Merger. On June 1, 2015, the Company issued a press release announcing the completion of the Merger. Copies of each press release are attached hereto as Exhibits 99.1 and 99.2, respectively, which are incorporated herein by reference.

The information in this Item 7.01 (including the exhibits) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Item 7.01 will not be deemed an admission as to the materiality of any information in this Item 7.01 that is required to be disclosed solely by Regulation FD.

The Company does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in its expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Company will file by amendment to this Current Report on Form 8-K the financial statements required by Item 9.01(a) of Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The Company will file by amendment to this Current Report on Form 8-K the pro forma financial information required by Item 9.01(b) of Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Description

4.1	Registration Rights Agreement, by and among TTM Technologies, Inc., Hicks, Muse, Tate & Furst Equity Fund III, L.P., HM3 Coinvestors, L.P., HMTF Equity Fund IV (1999), L.P., HMTF Private Equity Fund IV (1999), L.P., Hicks, Muse PG-IV (1999), C.V., HM 4-P (1999) Coinvestors, L.P., and HM 4-EQ (1999) Coinvestors, L.P. and GSC Recovery II, L.P. and GSC Recovery IIA, L.P., dated as of May 31, 2015

10.1	Term Loan Credit Agreement, by and among TTM Technologies, Inc., as Borrower, the several Lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Barclays Bank PLC, as Syndication Agent, and The Royal Bank of Scotland plc and HCBS Securities (USA) Inc., as Documentation Agents, dated as of May 31, 2015

10.2	ABL Credit Agreement, by and among TTM Technologies, Inc., as Borrower, the several Lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Barclays Bank PLC, as Syndication Agent, and The Royal Bank of Scotland plc and HCBS Securities (USA) Inc., as Documentation Agents, dated as of May 31, 2015

99.1	Press Release, dated May 29, 2015

99.2	Press Release, dated June 1, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 2, 2015	TTM TECHNOLOGIES, INC.

	By:	/s/ Todd B. Schull
Todd B. Schull
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Registration Rights Agreement, by and among TTM Technologies, Inc., Hicks, Muse, Tate & Furst Equity Fund III, L.P., HM3 Coinvestors, L.P., HMTF Equity Fund IV (1999), L.P., HMTF Private Equity Fund IV (1999), L.P., Hicks, Muse PG-IV (1999), C.V., HM 4-P (1999) Coinvestors, L.P., and HM 4-EQ (1999) Coinvestors, L.P. and GSC Recovery II, L.P. and GSC Recovery IIA, L.P., dated as of May 31, 2015

10.1	Term Loan Credit Agreement, by and among TTM Technologies, Inc., as Borrower, the several Lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Barclays Bank PLC, as Syndication Agent, and The Royal Bank of Scotland plc and HCBS Securities (USA) Inc., as Documentation Agents, dated as of May 31, 2015

10.2	ABL Credit Agreement, by and among TTM Technologies, Inc., as Borrower, the several Lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Barclays Bank PLC, as Syndication Agent, and The Royal Bank of Scotland plc and HCBS Securities (USA) Inc., as Documentation Agents, dated as of May 31, 2015

99.1	Press Release, dated May 29, 2015

99.2	Press Release, dated June 1, 2015